[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.3
SECOND AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This SECOND AMENDMENT TO THE COLLABORATION AND LICENSE AGREEMENT (the “Second Amendment”) is entered into as of September 14, 2017 (the “Second Amendment Effective Date”) by and between Exelixis, Inc., a Delaware company having an address at 210 East Grand Avenue, South San Francisco, CA 94080, USA (“Exelixis”) and Ipsen Pharma SAS, a French corporation having an address at 65 Quai Georges Gorse, 92100 Boulogne-Billancourt, France (“Licensee”). Exelixis and Licensee may be referred to herein individually as a “Party” or collectively as the “Parties”.
RECITALS
WHEREAS, Exelixis and Licensee are parties to that certain Collaboration and License Agreement dated February 29, 2016, as amended by Amendment No. 1, dated effective December 20, 2016 (together, the “License Agreement”), under which the Parties have been collaborating on the development and commercialization of cabozantinib; and
WHEREAS, the Parties desire to enter into this Second Amendment to amend the timing of a certain milestone payment under the License Agreement, all on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.FINANCIAL PROVISIONS
1.1    Development Milestone Payments. Section 9.3(b) of the License Agreement is hereby amended and restated to read in full as follows:
“9.3(b) Notice and Payment. Each Party shall notify the other Party in writing within [ * ] after the achievement of any milestone set forth in this Section 9.3 by such Party, its Affiliates, or its Sublicensees. Licensee shall pay to Exelixis the applicable development milestone payments within [ * ] after the delivery or receipt of such notice. Notwithstanding the foregoing sentence, Licensee shall pay to Exelixis the Milestone #2 payment (First MAA filing with the EMA) for the Tier 1 Additional Indication ($25,000,000) either within [ * ] after the delivery or receipt of notice, or on [ * ], whichever is later.”

2.GENERAL PROVISIONS
2.1    Effect of Amendment. Except as expressly modified herein, all terms and conditions set forth in the License Agreement, as in effect on the Second Amendment Effective Date, shall remain in full force and effect.
2.2    Entire Agreement. The License Agreement as modified by this Second Amendment is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to its subject matter. They supersede all prior and contemporaneous agreements and communications, whether written or oral, of the Parties regarding this subject matter.
2.3    Severability. If, for any reason, any part of this Second Amendment is adjudicated invalid, unenforceable, or illegal by a court of competent jurisdiction, such adjudication shall not, to the extent feasible, affect or impair, in whole or in part, the validity, enforceability, or legality of any remaining portions of this Second Amendment. All remaining portions shall remain in full force and effect as if the original Second Amendment had been executed without the invalidated, unenforceable, or illegal part.
2.4    Counterparts; Electronic or Facsimile Signatures. This Second Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Second Amendment may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.
{SIGNATURE PAGE FOLLOWS}

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

    IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed and entered into by their duly authorized representatives as of the Second Amendment Effective Date.

EXELIXIS, INC. By: /s/ Christopher J. Senner Name: Christopher J. Senner Title: EVP and CFO	IPSEN PHARMA S.A.S By: /s/ François Garnier Name: François Garnier Title: Executive Vice President, General Counsel

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.